CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2007

             Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                                  June 30, 2007




                                    CONTENTS

Consolidated Balance Sheets at June 30, 2007 (Unaudited)
  and December 31, 2006.......................................................1
Consolidated Statements of Income for the Three Months and Six Months Ended
  June 30, 2007 and 2006 (Unaudited)..........................................2
Consolidated Statements of Cash Flows for the Six Months Ended
  June 30, 2007 and 2006 (Unaudited)..........................................3
Notes to Financial Statements (Unaudited).....................................4

             Financial Guaranty Insurance Company and Subsidiaries

                           Consolidated Balance Sheets
                (Dollars in thousands, except per share amounts)


                                                              JUNE 30,     December 31,
                                                                2007           2006
                                                          --------------------------------
                                                            (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair
  value (amortized cost of  $3,793,276 in 2007 and
  $3,627,344 in 2006)                                        $3,733,333      $3,627,007
Variable interest entity fixed maturity securities, held
  to maturity at amortized cost                                 750,000         750,000
Short-term investments                                          168,258         211,726
                                                          --------------------------------
                                                          --------------------------------
Total investments                                             4,651,591       4,588,733

Cash and cash equivalents                                        58,794          29,963
Accrued investment income                                        53,281          49,843
Reinsurance recoverable on losses                                 1,111           1,485
Prepaid reinsurance premiums                                    184,020         156,708
Policy acquisition costs deferred, net                          107,846          93,170
Receivable from related parties                                   2,101           2,483
Property and equipment, net of accumulated depreciation
  of $2,770 in 2007 and  $2,107 in 2006                           6,266           2,617
Foreign deferred tax asset                                        5,031           3,491
Prepaid expenses and other assets                                28,135          17,589
                                                          --------------------------------
Total assets                                                 $5,098,176      $4,946,082
                                                          ================================


LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Unearned premiums                                         $1,402,102     $1,347,592
   Losses and loss adjustment expense reserves                   39,732         40,299
   Ceded reinsurance balances payable                             9,970          7,524
   Accounts payable and accrued expenses and other
     liabilities                                                 59,317         43,405
   Payable for securities purchased                              12,268         10,770
   Variable interest entity floating rate notes                 750,000        750,000
   Accrued interest expense  - variable interest entity           1,004          1,298
   Capital lease obligations                                      2,263          2,941
   Current income taxes payable                                  14,696         17,520
   Deferred income taxes                                         57,685         76,551
   Dividends payable                                             10,000         10,000
                                                          --------------------------------
Total liabilities                                             2,359,037      2,307,900
                                                          --------------------------------


Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares
    authorized, issued and outstanding                           15,000         15,000
  Additional paid-in capital                                  1,906,237      1,901,799
  Accumulated other comprehensive (loss) income, net of
    tax                                                         (30,447)         6,500
  Retained earnings                                             848,349        714,883
                                                          --------------------------------
Total stockholder's equity                                    2,739,139      2,638,182
                                                          --------------------------------
                                                          --------------------------------
Total liabilities and stockholder's equity                   $5,098,176     $4,946,082
                                                          ================================



See accompanying notes to consolidated financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)



                                                     THREE MONTHS ENDED           SIX MONTHS ENDED
                                                          JUNE 30,                    JUNE 30,
                                                     2007          2006          2007          2006
                                                 --------------------------------------------------------
Revenues:
  Gross direct and assumed premiums written        $ 124,976    $   163,260    $   228,151   $   252,541
  Ceded premiums written                             (31,582)       (28,887)       (43,777)      (35,310)
                                                 --------------------------------------------------------
  Net premiums written                                93,394        134,373        184,374       217,231
  Increase in net unearned premiums                  (12,801)       (62,528)       (27,198)      (85,922)
                                                 --------------------------------------------------------
  Net premiums earned                                 80,593         71,845        157,176       131,309

  Net investment income                               38,273         34,038         75,673        66,357
  Interest income - investments held by
     variable interest entity                          8,755          9,658         20,112        14,595
  Net realized gains (losses)                             55            (11)           316           (11)
  Net realized and unrealized losses on credit
     derivative contracts                            (16,318)          (543)       (15,856)         (771)
  Other income                                           933            506          1,345         1,042
                                                 --------------------------------------------------------
                                                 --------------------------------------------------------
Total revenues                                       112,291        115,493        238,766       212,521
                                                 --------------------------------------------------------

Expenses:
  Losses and loss adjustment expenses                 (5,388)          (265)        (4,206)       (2,198)
  Underwriting expenses                               22,776         22,780         51,163        46,897
  Policy acquisition costs deferred, net              (7,782)        (8,994)       (21,755)      (21,507)
  Amortization of deferred policy acquisition
  costs                                                3,871          2,364          7,654         5,556
   Other operating expenses                              382           (782)           778           873
   Interest expense - debt held by variable
   interest entity                                     8,755          9,658         20,112        14,595
                                                 --------------------------------------------------------
Total expenses                                        22,614         24,761         53,746        44,216
                                                 --------------------------------------------------------

Income before income tax expense                      89,677         90,732        185,020       168,305
Income tax expense                                    16,572         23,521         41,554        42,383
                                                 --------------------------------------------------------
Net income                                         $  73,105    $    67,211    $   143,466   $   125,922
                                                 ========================================================




See accompanying notes to consolidated financial statements.

             Financial Guaranty Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)

                                                                 SIX MONTHS ENDED
                                                                        JUNE 30,
                                                               2007            2006
                                                          --------------------------------
                                                          --------------------------------
OPERATING ACTIVITIES
Net income                                                   $  143,466      $  125,922
Adjustments to reconcile net income to net cash provided
  by operating activities:
    Amortization of policy acquisition costs deferred             7,654           5,556
    Policy acquisition costs deferred, net                      (21,755)        (21,507)
    Depreciation of property and equipment                          663             566
    Amortization of fixed maturity securities                    17,423          16,570
    Amortization of short-term investments                          180              57
    Net realized  gains (losses) on investments                    (316)             11
    Stock compensation expense                                    4,433           3,249
    Change in accrued investment income, prepaid
      expenses, foreign deferred tax asset, other
      assets, and accrued interest expense, net                 (11,655)        (13,338)
    Change in net realized and unrealized losses on
      credit derivative contracts                                15,986           2,614
    Change in reinsurance recoverable on losses                     374             983
    Change in prepaid reinsurance premiums                      (27,312)        (16,214)
    Change in unearned premiums                                  54,586         102,138
    Change in losses and loss adjustment expenses                  (567)         (6,512)
    Change in receivable from related parties                       382           7,233
    Change in ceded reinsurance balances payable and
      accounts payable and accrued expenses and other
      liabilities                                                (2,485)          9,753

    Change in current federal income taxes receivable     -                       2,158
    Change in current federal income taxes payable               (2,824)         15,528
    Change in deferred federal income taxes                       1,259           9,202
                                                          --------------------------------
Net cash provided by operating activities                       179,492         243,969
                                                          --------------------------------
                                                          --------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities               133,733          81,391
Purchases of fixed maturity securities                         (315,811)       (291,370)
Purchases, sales and maturities of short-term
  investments, net                                               43,274          (8,577)
Receivable for securities sold                                       20          (1,023)
Payable for securities purchased                                  1,498          20,381
Purchases of fixed assets                                        (4,260)           (142)
Purchase of investments held by variable interest entity              -        (750,000)
                                                          --------------------------------
                                                          --------------------------------
Net cash used in investing activities                          (141,546)       (949,340)
                                                          --------------------------------
                                                          --------------------------------

FINANCING ACTIVITIES
Proceeds from issuance of debt held by variable interest
  entity                                                              -         750,000
Dividends paid to FGIC Corp.                                    (10,000)              -
                                                          --------------------------------
                                                          --------------------------------
Net cash (used in) provided by financing activities             (10,000)        750,000
                                                          --------------------------------
                                                          --------------------------------

Effect of exchange rate changes on cash                             885             (76)
                                                          --------------------------------
                                                          --------------------------------

Net increase (decrease) in cash and cash equivalents             28,831          44,553
Cash and cash equivalents at beginning of period                 29,963          45,077
                                                          --------------------------------
                                                          --------------------------------
Cash and cash equivalents at end of period                   $   58,794      $   89,630
                                                          ================================


See accompanying notes to consolidated financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                                   (Unaudited)

                (Dollars in thousands, except per share amounts)

1. BUSINESS AND ORGANIZATION

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United
Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for fair presentation have been included. Operating results for the three- and six-month periods ended June 30, 2007 are not necessarily indicative of results that may be expected for the year ending December 31, 2007. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2006, including the accompanying notes.

Certain 2006 amounts have been reclassified to conform to the 2007 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)



3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

On April 18, 2007, the Financial Accounting Standards Board ("FASB") issued an Exposure Draft of a Proposed Statement of Financial Accounting Standards entitled Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60. The proposed statement addresses accounting for loss reserving, premium recognition and additional disclosures regarding financial guaranty insurance contracts. Currently, the financial guaranty industry accounts for financial guaranty insurance contracts under Statement of Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by Insurance Enterprises, which was developed prior to the emergence of the financial guaranty industry. As SFAS No. 60 does not specifically address financial guaranty contracts, there has been diversity in the manner in which different financial guarantors account for these contracts. The purpose of the proposed statement is to provide authoritative guidance on accounting for financial guaranty contracts that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The final pronouncement is expected to be issued in the first quarter of 2008. Upon the issuance of the final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and disclosures.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109 and prescribes metrics for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on other matters related to accounting for income taxes. FIN 48 is applicable for fiscal years beginning after December 15, 2006. The Company adopted the provisions of FIN 48 on January 1, 2007. (See note 7.)

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and addresses issues raised in SFAS No. 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The primary objectives of SFAS No. 155 are: (i) with respect to SFAS No. 133, to address accounting for beneficial interests in securitized financial assets and (ii) with respect to SFAS No. 140, eliminate a restriction on the passive derivative instruments that a qualifying special purpose entity may hold. SFAS No. 155 is effective for those financial instruments acquired or issued after January 1, 2007. The Company adopted SFAS No. 155 on January 1, 2007.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)


4. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and requires additional disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but its application could change current practices in determining fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 157 and its potential impact on the Company's financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities--Including an amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 does not require any new fair value measurements. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 159 and its potential impact on the Company's financial statements.

5. PREMIUM REFUNDINGS

Unearned premiums represent the portion of premiums received applicable to future periods on insurance policies in force. When an obligation insured by the Company is refunded by the issuer prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased by the issuer prior to stated maturity. Premiums earned on refundings were $16,406 and $15,455 for the three months ended June 30, 2007 and 2006, respectively, and $31,478 and $22,766 for the six months ended June 30, 2007 and 2006, respectively.

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of surveillance. The Company conducts ongoing insured portfolio surveillance to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)


6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED)

The reserves are necessarily based upon estimates and subjective judgments about the outcomes of future events, and actual results will likely differ from these estimates. At June 30, 2007, the Company had case reserves of $28,906, credit watchlist reserves of $9,297 and an unallocated loss adjustment expense reserve of $1,529. At December 31, 2006, the Company had case reserves of $27,029, credit watchlist reserves of $11,741 and an unallocated loss adjustment expense reserve of $1,529.

Losses and loss adjustment expenses for the three- and six- month periods ended June 30, 2007 include claim reimbursements of $4,475 for claims paid by the
Company during 2006 and 2005 related to an insured obligation of an investor-owned utility impacted by Hurricane Katrina. The Company had previously not recorded a recovery for these claims due to the status of the utility's bankruptcy filing.

7. INCOME TAXES

The Company files a consolidated U.S. federal tax return with FGIC Corp. The Company also files separate returns in various state and foreign jurisdictions.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), on January 1, 2007. The Company's liability for unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.

As of June 30, 2007, the balance of unrecognized tax benefits included in current income taxes payable was $20,085, of which $10,129 related to tax positions for which the ultimate deductibility is certain but for which there is uncertainty as to the timing of deductibility. A disallowance as to the timing of the recognition of these tax positions would not result in a change to the annual effective tax rate but would accelerate the payment of cash to the taxing authority. Interest and penalties on any disallowance would also affect the annual effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits. Tax expense related to interest and penalties amounted to a benefit of approximately $335 and $0 for the three months ended June 30, 2007 and 2006, respectively, and $225 and $0 for the six months ended June 30, 2007 and 2006, respectively. Approximately, $225 and $0 was accrued for the payment of interest and penalties at June 30, 2007 and December 31, 2006, respectively, which is included as a component of the balance of unrecognized tax benefits.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)



7. INCOME TAXES (CONTINUED)

In the second quarter of 2006, the Internal Revenue Service ("IRS") commenced an examination of the Company's consolidated U.S. income tax returns for 2003 and 2004. The examination was completed in the second quarter of 2007. Upon completion of the audit, previously unrecognized tax benefits of $5,354 relating to the years under examination were recognized. As a result of completion of the audit, the Company is not subject to U.S. federal income tax examination by the IRS for years before 2005. The Company's United Kingdom operations are subject to examination by foreign tax authorities for the years since they commenced operation in 2004.

During the three- and six-month periods ended June 30, 2007 the gross increase in unrecognized tax benefits as a result of tax positions taken during the current period were $5,600 and $8,290, respectively. There were no decreases in unrecognized tax benefits as a result of tax positions taken in the current period.

The Company's U.S. federal effective corporate tax rates of 18.5% and 25.7% for the three months ended June 30, 2007 and 2006, respectively, and 22.5% and 25.0% for the six months ended June 30, 2007 and 2006, respectively, were less than the statutory corporate tax of 35%, primarily due to tax-exempt interest received on investments and the recognition of tax benefits related to the 2003 and 2004 examination years.

8. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $8,695 and $6,484 for the three months ended June 30, 2007 and 2006, respectively, and $16,542 and $11,352 for the six months ended June 30, 2007 and 2006, respectively.

9. DERIVATIVE INSTRUMENTS

Certain financial guaranty contracts (primarily credit default swaps) issued by the Company are considered derivatives under SFAS No.133. Accordingly, these contracts are recognized on the Consolidated Balance Sheet at their fair value, and changes in fair value are recognized immediately in earnings. The Company considers these agreements to be a normal extension of its financial guaranty insurance business and believes that the most meaningful presentation of the financial statement impact of these derivatives is to record revenue as installments are received as a component of premiums, and to record claims payments, expected claims, loss and loss adjustment expenses, and changes in fair value as "Net realized and unrealized gains (losses) on credit derivative contracts" in the Consolidated Statements of Income.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)



9. DERIVATIVE INSTRUMENTS (CONTINUED)

The Company recorded net earned premiums under these agreements of $7,345 and $13,742 for the three- and six-month periods ended June 30, 2007, respectively. The Company recorded net earned premiums under these agreements of $4,112 and $8,778 for the three- and six-month periods ended June 30, 2006, respectively. As of June 30, 2007, the Company has recorded no losses or loss adjustment expenses related to these contracts.

The realized and unrealized gains and losses recognized in the Consolidated Statements of Income by recording credit derivatives at fair value are determined each quarter based on quoted market prices, if available. If quoted market prices are not available, the determination of fair value is based on internally developed models. These models require market-driven inputs, including contractual terms, credit spreads and ratings on the underlying referenced obligations and yield curves. There may be volatility in the use of market-driven inputs obtained from an illiquid market, and differences may exist between available market data and assumptions used by management to estimate the fair value of these instruments. Accordingly, the valuation results from the model could differ materially from amounts that would be realized in the market if the derivative were traded. Due to the volatile nature of the Company's fair value estimate, future valuations could differ materially from those reflected in the current period.

The following table summarizes the realized and unrealized gains (losses) on credit derivative contracts.

                                                    THREE MONTHS ENDED
                                                           JUNE 30,
                                                   -------------------------
                                                       2007         2006
                                                   ------------ ------------

              Change in unrealized gains (losses)     $(16,447)   $ (1,840)
              Realized gains                              129        1,297
                                                   ------------ ------------
              Net realized and unrealized gains
              (losses)    on credit derivative
              contracts                               $(16,318)   $   (543)
                                                   ============ ============

                                                  SIX MONTHS ENDED
                                                      JUNE 30,
                                            -----------------------------
                                                  2007         2006
                                            --------------- -------------

        Change   in    unrealized    gains
     (losses)                                  $(15,985)      $(2,614)
        Realized gains                              129         1,843
                                            --------------- -------------
        Net realized and unrealized gains
        (losses)    on credit derivative
        contracts                              $(15,856)      $  (771)
                                            =============== =============

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)


9. DERIVATIVE INSTRUMENTS (CONTINUED)

The mark-to-market gain and (loss) on credit derivative contracts were $4,497 and ($21,985) at June 30, 2007 and $314 and ($1,817) at December 31, 2006 and
were recorded in "Other assets" and "Other liabilities," respectively.

10. COMPREHENSIVE INCOME

Accumulated other comprehensive (loss) of the Company consists of net unrealized gains and losses on investment securities and foreign currency translation adjustments. The components of total comprehensive income for the three- and six- month periods ended June 30, 2007 and 2006 were as follows:

                                       THREE MONTHS ENDED
                                            JUNE 30,
                                       2007           2006
                                  --------------- -------------
                                  --------------- -------------
Net Income                           $ 73,105       $ 67,211
Other comprehensive loss              (35,469)       (18,661)
                                  --------------- -------------
                                  --------------- -------------
Total comprehensive income           $ 37,636       $ 48,550
                                  =============== =============

                                        SIX MONTHS ENDED
                                            JUNE 30,
                                       2007           2006
                                  --------------- -------------
                                  --------------- -------------
Net Income                           $143,466       $125,922
Other comprehensive loss              (36,947)       (38,814)
                                  --------------- -------------
                                  --------------- -------------
Total comprehensive income           $ 106,519      $ 87,108
                                  =============== =============

The components of other comprehensive loss for the three- and six-month periods ended June 30, 2007 and 2006 were as follows:


                                                   THREE MONTHS ENDED JUNE 30, 2007
                                              -------------------------------------------
                                              -------------- ------------- --------------
                                                 BEFORE                       NET OF
                                                   TAX                          TAX
                                                 AMOUNT          TAX          AMOUNT
                                              -------------- ------------- --------------
                                              -------------- ------------- --------------

Unrealized holding losses arising during
  the period                                  $   (56,969)     $   19,939    $ (37,030)
Less reclassification adjustment for gains
  realized
  in net income                                       (55)             19          (36)
                                              -------------- ------------- --------------
                                              -------------- ------------- --------------
Unrealized losses on investments                  (57,024)         19,958      (37,066)
Foreign currency translation adjustment             2,457            (860)       1,597
                                              -------------- ------------- --------------
Total other comprehensive loss                $   (54,567)         $19,098   $ (35,469)
                                              ============== ============= ==============


             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)



10. COMPREHENSIVE INCOME (CONTINUED)


                                                   Three Months Ended June 30, 2006
                                              --------------------------------------------
                                                 Before                        Net of
                                                   Tax                          Tax
                                                 Amount          Tax           Amount
                                              -------------- ------------- ---------------
Unrealized holding losses arising during
  the period                                  $(33,406)         $  11,694   $     (21,712)
Less reclassification adjustment for losses
  realized
  in net income                                          11           (4)              7
                                              -------------- ------------- ---------------
                                              -------------- ------------- ---------------
Unrealized losses on investments                    (33,395)      11,690         (21,705)
Foreign currency translation adjustment               4,684       (1,640)          3,044
                                              -------------- ------------- ---------------
Total other comprehensive loss                 $    (28,711)   $  10,050    $    (18,661)
                                              ============== ============= ===============


                                                    SIX MONTHS ENDED JUNE 30, 2007
                                              -------------------------------------------
                                              -------------- ------------- --------------
                                                 BEFORE                       NET OF
                                                   TAX                          TAX
                                                 AMOUNT          TAX          AMOUNT
                                              -------------- ------------- --------------
                                              -------------- ------------- --------------

Unrealized holding losses arising during
  the period                                  $   (59,208)     $   20,723    $ (38,485)
Less reclassification adjustment for gains
  realized  in net income                            (316)            110         (206)
                                              -------------- ------------- --------------
                                              -------------- ------------- --------------
Unrealized losses on investments                  (59,524)         20,833      (38,691)
Foreign currency translation adjustment             2,683            (939)       1,744
                                              -------------- ------------- --------------
Total other comprehensive loss                $   (56,841)         $19,894   $ (36,947)
                                              ============== ============= ==============


                                                    Six Months Ended June 30, 2006
                                              --------------------------------------------
                                              -------------- ------------- ---------------
                                                 Before                        Net of
                                                   Tax                          Tax
                                                 Amount          Tax           Amount
                                              -------------- ------------- ---------------
                                              -------------- ------------- ---------------

Unrealized holding losses arising during      $
  the period                                       (64,903)     $  22,716     $  (42,187)
Less reclassification adjustment for losses
  realized
  in net income                                          11            (4)             7
                                              -------------- ------------- ---------------
                                              -------------- ------------- ---------------
Unrealized losses on investments                    (64,892)       22,712        (42,180)
Foreign currency translation adjustment               5,178        (1,812)         3,366
                                              -------------- ------------- ---------------
Total other comprehensive loss                 $    (59,714)       20,900     $  (38,814)
                                              ============== ============= ===============



             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)

                (Dollars in thousands, except per share amounts)



12.  DIVIDEND

During the six-month periods ended June 30, 2007 and 2006, the Company declared dividends on its common stock in the aggregate amount of $10,000 and $10,000, respectively. The dividends were paid on July 5, 2007 and 2006, respectively, to FGIC Corp., the Company's sole stockholder. The dividends were permissible under and computed in accordance with New York State law.